Exhibit 10.18

                           1996 Compensation Plans

Mark Battaglia            Focus on world/wide new sales revenue growth,
                          world/wide SYSTAT and Prentice Hall indirect sales.

Ian Durrell               Focus on sales contribution growth outside of North
                          and south America and world/wide profitability

Ed Hamburg                Focus on world/wide profitability and the
                          effectiveness of the reporting and control systems.

Jack Noonan               Focus on world/wide profitability and the
                          effectiveness of the reporting and control systems.

Susan Phelan              Focus on North and South  American sales contribution
                          growth and world/wide profitability.

Louise  Rehling           Focus on key product deliverables, quality improvement
                          and world/wide profitability.

                                      1995                  1996
                                ----------------      ----------------
Mark Battaglia
                 Base          $         100,000     $         110,000
                 Bonus                    85,000                85,000
                                ----------------      ----------------
                               $         185,000     $         195,000      5.4%

Ian Durrell
                 Base          $         150,000     $         150,000
                 Benefits                 40,000                40,000
                 Commission               85,000               95,000
                                ----------------      ----------------
                               $         275,000     $         285,000      3.6%

Edward Hamburg
                 Base          $         156,000     $         156,000
                 Bonus                    75,000                85,000
                                ----------------      ----------------
                               $         231,000     $         241,000      4.3%

Jack Noonan
                 Base          $         235,000     $         235,000
                 Bonus                   160,000               180,000
                                ----------------      ----------------
                               $         395,000     $         415,000      5.0%

Susan Phelan
                 Base          $         100,000     $         100,000
                 Commission               85,000               105,000
                                ----------------      ----------------
                               $         185,000     $         205,000     10.8%

Louise Rehling
                 Base          $         135,000     $         135,000
                 Bonus                    70,000                80,000
                                ----------------      ----------------
                               $         205,000     $         215,000      4.8%